Private Placement	9 Months Ended
Sep. 30, 2023
Private Placement
Private Placement

Note 3 – Private Placement

On May 16, 2023, the Company completed a private placement pursuant to a securities purchase agreement with a single institutional investor for gross proceeds of approximately $5 million, before deducting fees to the placement agent and other offering expenses payable by the Company. The net proceeds received by the Company were $4,089,218.

In connection with the private placement, the Company issued (i) 2,450,000 shares of common stock, (ii) 3,502,381 pre-funded warrants (the “May Pre-Funded Warrants”), and (iii) investor warrants (the “May Investor Warrants”) to purchase up to 11,904,762 shares of common stock at $0.59 per share. Each share of common stock and accompanying two May Investor Warrants were sold together at a combined offering price of $0.84 and each May Pre-Funded Warrant and accompanying two May Investor Warrants were sold together at a combined offering price of $0.839. The May Pre-Funded Warrants are immediately exercisable at a nominal exercise price of $0.001, and may be exercised at any time until all of the May Pre-Funded Warrants are exercised in full. The May Investor Warrants which have an exercise price of $0.59 per share (subject to adjustment as set forth therein), are exercisable upon issuance and will expire five and a half years from the date of issuance. As of September 30, 2023, a total of 1,156,381 May Pre-Funded Warrants and no May Investor Warrants have been exercised. The net proceeds received from the exercise of May Pre-Funded Warrants were $1,156.